Related Party Transactions	12 Months Ended
Mar. 31, 2014
Related Party Transactions

(20) Related Party Transactions

Advantest sells products to and purchases raw materials from Fujitsu Limited, its 11.6% stockholder as of March 31, 2014 and its group companies (collectively, “Fujitsu”). The terms of sales are the same as those with third parties. Advantest purchases raw materials after receiving competitive bids from several suppliers. Advantest also purchases various software products for internal use, information system related services, research and development materials and services from Fujitsu. Advantest had the following transactions with Fujitsu as of and for the years ended March 31:

	Yen (Millions)
	2012	2013	2014
Sales of products	¥1,847	1,128	802
Purchases of raw materials	6,155	3,757	2,800
Receivables	459	338	114
Payables	2,653	1,255	1,336
Purchases of software, hardware and others	95	66	282
Research and development expenses, computer rentals, maintenance and other expenses	1,976	1,634	1,551